UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 12, 2013

BANCFIRST CORPORATION
(Exact name of registrant as specified in its charter)

Oklahoma	0-14384	73-1221379
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 N Broadway, Oklahoma City, OK	73102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(405) 270-1086

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 (b) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On March 12, 2013, Cynthia S. Ross notified the Board of Directors that she was resigning as a director of the Company. Her current term will expire on May 23, 2013, the date of the next annual shareholder’s meeting. Ms. Ross has served as a Class III director since 2011.

The resignation of Ms. Ross was not due to a disagreement or any matters relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BancFirst Corporation
(Registrant)

March 27, 2013
/s/ Randy P. Foraker
Randy P. Foraker.
Executive Vice President and Interim Chief Financial Officer
(Principal Accounting and Financial Officer)